SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934

                  Environmental Remediation Holding Corporation
                                (Name of Issuer)

                    Common stock, par value $.0001 per share
                         (Title of Class of Securities)

                                    29406V100
                                 (CUSIP Number)

                            ERHC Investment Group LLC
                             c/o Corporate Builders
                       777 South Flagler Drive, Suite 909
                         West Palm Beach, Florida 33401
                           Attention: Managing Member
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                  May 14, 1999
             (Date of Event which Requires Filing of this Statement)

1 Name of Reporting Person I.R.S. Identification No. of Above Person (entities only)

           ERHC Investment Group LLC

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)

           (b)      X

3          SEC Use Only

4          Source of Funds (See Instructions)

           AF

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           Delaware, United States of America

                          7        Sole Voting Power            62,724,519

Number of Shares
Beneficially Owned by
Each Reporting Person
     With
                          8        Shared Voting Power

                          9        Sole Dispositive Power       62,724,519

                          10       Shared Dispositive Power

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            62,724,519

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           50.9%

14         Type of Reporting Person (See Instructions)

           OO

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           ERHC Investment Group II LLC

2          Check the Appropriate Box if a Member of a Group (See Instructions)
           (a)

           (b)      X

3          SEC Use Only

4          Source of Funds (See Instructions)

           OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           Delaware, United States of America

                             7        Sole Voting Power                8,378,204
Number of Shares
Beneficially Owned by
Each Reporting Person
     With
                             8        Shared Voting Power

                             9        Sole Dispositive Power           8,378,204

                             10       Shared Dispositive Power

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            8,378,204

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           6.8%

14         Type of Reporting Person (See Instructions)

           OO

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           ERHC Investment Group A LLC

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)

           (b)      X

3          SEC Use Only

4          Source of Funds (See Instructions)

           OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           Delaware, United States of America

                             7       Sole Voting Power               8,378,204
Number of Shares
Beneficially Owned by
Each Reporting Person
           With
                             8       Shared Voting Power

                             9       Sole Dispositive Power          8,378,204

                             10      Shared Dispositive Power

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            8,378,204

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           6.8%

14         Type of Reporting Person (See Instructions)

           OO

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Samoa LLC

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           Delaware, United States of America

                             7      Sole Voting Power
Number of Shares
Beneficially Owned by
Each Reporting Person
           With
                             8      Shared Voting Power            71,102,722

                             9      Sole Dispositive Power

                             10     Shared Dispositive Power       71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            71,102,722

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           57.7%

14         Type of Reporting Person (See Instructions)

           OO

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Ernest D. Chu

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           PF, OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           United States of America

                             7      Sole Voting Power               547,500
Number of Shares
Beneficially Owned by
Each Reporting Person
     With
                             8      Shared Voting Power          71,102,722

                             9      Sole Dispositive Power          547,500

                             10     Shared Dispositive Power     71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            71,650,222

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           58.1%

14         Type of Reporting Person (See Instructions)

           IN

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Rene Eichenberger

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           Switzerland

                             7      Sole Voting Power              137,500
Number of Shares
Beneficially Owned by
Each Reporting Person
     With
                             8      Shared Voting Power         71,102,722

                             9      Sole Dispositive Power         137,500

                             10     Shared Dispositive Power    71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            71,240,222

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           57.8%

14         Type of Reporting Person (See Instructions)

           IN

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Daniel Levin

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           Switzerland; Israel

                             7       Sole Voting Power
Number of Shares
Beneficially Owned by
Each Reporting Person
      With
                             8       Shared Voting Power          71,102,722

                             9       Sole Dispositive Power

                             10      Shared Dispositive Power     71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            71,102,722

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           57.7%

14         Type of Reporting Person (See Instructions)

           IN

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Gregg Srinivasan

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           United States of America

                             7       Sole Voting Power
Number of Shares
Beneficially Owned by
Each Reporting Person
    With
                             8       Shared Voting Power          71,102,722

                             9       Sole Dispositive Power

                             10      Shared Dispositive Power     71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            71,102,722

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           57.7%

14         Type of Reporting Person (See Instructions)

           IN

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Howard D. Talks

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           PF, OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           United States of America

                             7       Sole Voting Power                 1,427,500
Number of Shares
Beneficially Owned by
Each Reporting Person
           With
                             8       Shared Voting Power              71,102,722

                             9       Sole Dispositive Power            1,427,500

                             10      Shared Dispositive Power         71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            72,530,222

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           58.8%

14         Type of Reporting Person (See Instructions)

           IN

1          Name of Reporting Person
           I.R.S. Identification No. of Above Person (entities only)

           Noreen G. Wilson

2          Check the Appropriate Box if a Member of a Group (See Instructions)

           (a)      X (b)

3          SEC Use Only

4          Source of Funds (See Instructions)

           PF, OO

5          Check Box if Disclosure of Legal Proceedings is Required Pursuant to
           Item 2(d) or 2(e)

6          Citizenship or Place of Organization

           United States of America

                             7       Sole Voting Power               11,019,505
Number of Shares
Beneficially Owned by
Each Reporting Person
     With
                             8       Shared Voting Power             71,102,722

                             9       Sole Dispositive Power          11,019,505

                             10      Shared Dispositive Power        71,102,722

11         Aggregate Amount Beneficially Owned By Each Reporting Person

            82,122,227

12 Check Box if the Aggregate Amount in Row (11) excludes Certain Shares (See Instructions)

13         Percent of Class Represented by Amount in Row (11)

           66.6%

14         Type of Reporting Person (See Instructions)

           IN

ITEM 1.  SECURITY AND ISSUER

This statement relates to the common stock, par value $.0001 per share (the "Common Stock"), of Environmental Remediation Holding Corporation, a corporation organized under the laws of the State of Colorado ("Issuer"), whose principal executive offices are located at 3-5 Audrey Avenue, Oyster Bay, New York 11753.

ITEM 2.  IDENTITY AND BACKGROUND

This statement is filed on behalf of: ERHC Investment Group LLC, a limited liability company organized under the laws of the State of Delaware ("Investment Group I"); ERHC Investment Group II LLC, a limited liability company organized under the laws of the State of Delaware ("Investment Group II"); ERHC Investment Group A LLC, a limited liability company organized under the laws of the State of Delaware ("Investment Group A"); Samoa LLC, a limited liability company organized under the laws of the State of Delaware ("Samoa"); Ernest D. Chu, an individual citizen of the United States of America; Rene Eichenberger, an individual citizen of Switzerland; Daniel Levin, an individual citizen of Switzerland and Israel; Gregg Srinivasan, an individual citizen of the United States of America; Howard D. Talks, an individual citizen of the United States of America; and Noreen G. Wilson, an individual citizen of the United States of America (Investment Group I, Investment Group II, Investment Group A, Samoa, Messrs. Chu, Eichenberger, Levin, Srinivasan, and Talks, and Ms. Wilson are collectively referred to herein as "Reporting Persons").

All of the membership interests in each of Investment Group I and Investment Group II are held by Samoa, Messrs. Chu, Eichenberger, and Talks, and Ms. Wilson. All of the voting membership interests in Investment Group A are held by Investment Group II. All of the membership interests in Samoa are held by Messrs. Levin and Srinivasan.

Mr. Talks is the sole managing member of each of Investment Group I and Investment Group II. Investment Group II is the sole managing member of Investment Group A. Messrs. Levin and Srinivasan are the sole managing members of Samoa. None of Investment Group I, Investment Group II, Investment Group A, or Samoa have any other managers, directors, or executive officers.

The sole purpose and business of each of Investment Group I, Investment Group II, and Investment Group A are acquiring, owning, holding, offering for sale, selling, assigning, pledging, financing, refinancing, and otherwise dealing with shares of Common Stock, and the principal business and principal executive offices of each such person are located at c/o Corporate Builders, 777 South Flagler Drive, Suite 909, West Palm Beach, Florida 33401. The sole purpose and business of Samoa are acquiring, owning, holding, offering for sale, selling, assigning, pledging, financing, refinancing, and otherwise dealing with the shares of or other equity interests in, among other companies, Investment Group I and Investment Group II, and the principal business and principal executive offices of such person are located at c/o Levin & Srinivasan LLP, 1776 Broadway, New York, New York 10019. Mr. Chu's present principal occupation is as a financial consultant, and his principal business address is c/o Corporate Builders, 777 South Flagler Drive, Suite 909, West Palm Beach, Florida 33401. Mr. Eichenberger's present principal occupation is as a financial consultant, and his principal business address is c/o Corporate Builders, 777 South Flagler Drive, Suite 909, West Palm Beach, Florida 33401. Mr. Levin's present principal occupation is as an attorney, and his principal business address is c/o Levin & Srinivasan LLP, 1776 Broadway, New York, New York 10019. Mr. Srinivasan's present principal occupation is as an attorney, and his principal business address is c/o Levin & Srinivasan LLP, 1776 Broadway, New York, New York 10019. Mr. Talks' present principal occupation is as an investor, and his principal business address is c/o Corporate Builders, 777 South Flagler Drive, Suite 909, West Palm Beach, Florida 33401. Ms. Wilson's present principal occupation is as an investor and consultant, and her principal business address is 4718 Lillian Avenue, Palm Beach Gardens, Florida 33418.

During the last five years, none of the Reporting Persons has been: (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws.

ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

Pursuant to the letter of intent, dated as of April 8, 1999 (the "Letter of Intent"), between Issuer and ERHC Investment Group, Inc., a corporation organized under the laws of the State of Florida ("Investment Group Inc."), Issuer and Investment Group Inc. agreed to negotiate in good faith with a view to entering into a definitive securities purchase agreement (the "Securities Purchase Agreement") pursuant to which Issuer would agree, among other things, to issue to Investment Group Inc. or its assignees in one or more transactions validly issued, fully paid, and nonassessable shares (the "Shares") of common stock, par value $.0001 per share, of Issuer (the "Common Stock") representing fifty-one percent of the issued and outstanding capital stock of Issuer on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent (i.e., 152,330,974 shares of Common Stock (see Item 5 below)) (subject to the Investors' obligation, in the event that any option, warrant, convertible security, or other right, agreement, arrangement, or commitment included in the calculation of fully-diluted shares of Common Stock for purposes of determining the number of shares of Common Stock issuable to the Investors expires by its terms without having been exercised, converted, or exchanged, as the case may be, within sixty days after the final closing contemplated by the Securities Purchase Agreement, to return or cause to be returned to Issuer for cancellation the number of shares of Common Stock issued to them attributable to such expired option, warrant, convertible security, or other right, agreement, arrangement, or commitment).

Pursuant to the assignment, dated as of April 9, 1999 (the "Group I Assignment"), from Investment Group Inc. to Investment Group I, Investment Group Inc. assigned and transferred to Investment Group I all of Investment Group Inc.'s right, title, and interest in, to, and under the Letter of Intent.

Pursuant to the assignment, dated as of April 27, 1999 (the "Group II Assignment"), from Investment Group I to Investment Group II, Investment Group I assigned and transferred to Investment Group II all of Investment Group I's right, title, and interest in, to, and under the Letter of Intent with respect to 58.82353 percent of the Shares (the "Group II Shares") (i.e., 89,606,455 shares of Common Stock (see Item 5 below)) and retained for itself all right, title, and interest in, to, and under the Letter of Intent with respect to
41.17647 percent of the Shares (the "Group I Shares") (i.e., 62,724,519 shares of Common Stock (see Item 5 below)).

Pursuant to the assignment, dated as of April 27, 1999 (the "Group A Assignment"), from Investment Group II to Investment Group A, Investment Group II assigned and transferred to Investment Group A all of Investment Group II's right, title, and interest in, to, and under the Letter of Intent with respect to one-third percent of the Group II Shares (the "Group A Shares") (i.e., 29,868,818 shares of Common Stock (see Item 5 below)) and retained for itself all right, title, and interest in, to, and under the Letter of Intent with respect to 66.66666 percent of the Group II Shares (the "Remaining Group II Shares") (i.e., 59,737,637 shares of Common Stock (see Item 5 below)).

Pursuant to the subscription agreement, dated as of April 27, 1999, and delivered and effective on May 14, 1999, (the "Group I Subscription Agreement"), between Issuer and Investment Group I, Investment Group I irrevocably subscribed for and agreed to purchase the Group I Shares for $210,000 (subject to the Investors' obligation, in the event that the final closing contemplated by the Securities Purchase Agreement does not occur, to return for cancellation shares of Common Stock such that, after giving effect to such return, the Investors would only hold such number of shares commensurate with all amounts theretofore paid to or at the direction of Issuer based on a pre-money, fully-diluted valuation of Issuer equal to $5,882,352.90). The purchase price for the Group I Shares will be contributed by certain of the Reporting Persons out of their personal funds.

Pursuant to the subscription agreement, dated as of April 27, 1999, and delivered and effective on May 14, 1999 (the "Group II Subscription Agreement"), between Issuer and Investment Group II, Investment Group II subscribed for and agreed to purchase the Remaining Group II Shares and 71.95 percent of the Group A Shares for $2,625,000, subject in all respects to the execution and delivery of the Securities Purchase Agreement by the parties thereto and the satisfaction or waiver of all of the conditions to the obligations of the parties thereunder. If the Securities Purchase Agreement is executed and delivered by the parties thereto and all of the conditions to their respective obligations thereunder are satisfied or waived, the purchase price for the Remaining Group II Shares will be raised from additional investors.

Pursuant to the subscription agreement, dated as of April 27, 1999, and delivered and effective on May 14, 1999 (the "Group A Subscription Agreement"), between Issuer and Investment Group A, Investment Group A irrevocably subscribed for and purchased 28.05 percent of the Group A Shares (i.e., 8,378,204 shares of Common Stock (see Item 5 below)) for $165,000. The purchase price for the Group A Shares was raised from certain investors who are unaffiliated with, and are not part of any group with, any of the Reporting Persons.

Neither Issuer nor any of the Reporting Persons has entered into the Securities Purchase Agreement, and significant conditions to the parties willingness to enter into such agreement (including the satisfaction of certain of the Reporting Persons, in their sole discretion, with the results of their business, financial, accounting, and legal due diligence investigations of Issuer) remain unsatisfied as of the date hereof.

ITEM 4.  PURPOSE OF TRANSACTION

The purpose of the transactions contemplated by the Letter of Intent is for Investment Group I, Investment Group II, Investment Group A, and their respective successors or assigns collectively to acquire the Shares and thereby acquire control of Issuer and thereafter replace its existing board of directors and executive officers. The purpose of the transactions contemplated by the Group I Subscription Agreement and the Group A Subscription Agreement was to provide Issuer sufficient working capital prior to execution and delivery of the Securities Purchase Agreement by the parties thereto and consummation of the transactions contemplated thereby to permit Issuer to remain solvent. In addition, upon acquiring control of Issuer, the Reporting Persons intend to cause Issuer: (i) to divest itself of substantially all of its assets which are unrelated to the development of oil and gas concessions in the Democratic Republic of Sao Tome and Principe; (ii) to close its offices located in Lafayette, Louisiana; (iii) to change its name; and (iv) to change its state of incorporation from Colorado to Delaware. Except as noted above, at the time the parties to the Letter of Intent, the Group I Subscription Agreement, and the Group A Subscription Agreement entered into such agreements, none of the Reporting Persons had, and as of the date hereof none of the Reporting Persons has, any plan or proposal which relates to or would result in any of the actions or events described in subparagraphs (a) through (j) of Item 4 of Schedule 13D.

ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER

Based upon information obtained from Issuer through its counsel: (i) the total number of shares of Common Stock issued and outstanding as of April 22, 1999, was 52,215,302; and (ii) the total number of shares of Common Stock outstanding as of April 22, 1999, on a fully-diluted basis assuming the exercise, conversion, or exchange of all outstanding options, warrants, convertible or exchangeable securities, and other rights, agreements, arrangements, or commitments of any kind, nature, or description whatsoever relating to the capital stock of Issuer or obligating Issuer to issue or sell any shares of capital stock of, or any other interest in, Issuer was 146,357,210.

Accordingly, after giving effect to the issuance of the shares of Common Stock pursuant to the Group I Subscription Agreement and the Group A Subscription Agreement as described in Item 3 above: (i) Investment Group I is the beneficial holder of, and, through Investment Group I, each other Reporting Person (other than Investment Group II and Investment Group A) may be deemed to be the beneficial owner of, 62,724,519 shares of Common Stock, representing approximately 50.9 percent of the total number of shares of Common Stock issued and outstanding (and approximately 28.8 percent of the total number of shares of Common Stock outstanding on a fully-diluted basis) as of April 22, 1999; and
(ii) Investment Group A is the beneficial holder of, and, through Investment Group A, each other Reporting Person (other than Investment Group I) may be deemed to be the beneficial owner of, 8,378,204 shares of Common Stock, representing approximately 6.8 percent of the total number of shares of Common Stock issued and outstanding (and approximately 3.9 percent of the total number of shares of Common Stock outstanding on a fully-diluted basis) as of April 22, 1999.

In addition, Messrs. Chu, Eichenberger, and Talks and Ms. Wilson are the direct or indirect beneficial owners of a further 547,500, 137,500, 1,427,500 and 11,019,505 shares of Common Stock, respectively, representing 0.4 percent, 0.1 percent, 1.2 percent and 8.9 percent, respectively, of the total number of shares of Common Stock issued and outstanding (and approximately 0.3 percent,
0.1 percent, 0.7 percent, and 5.1 percent, respectively, of the total number of shares of Common Stock outstanding on a fully-diluted basis) as of April 22, 1999. Each other Reporting Person hereby expressly disclaims beneficial ownership of all of the shares of Common Stock referred to in this paragraph and held by Messrs. Chu, Eichenberger, or Talks or Ms. Wilson, as the case may be.

If the Securities Purchase Agreement is executed and delivered by the parties thereto and all of the transactions contemplated by the Letter of Intent are consummated, an aggregate of 152,330,974 shares of Common Stock would be issuable thereunder (including the shares of Common Stock issued pursuant to the Group I Subscription Agreement and the Group A Subscription Agreement)

Other than in connection with the transactions contemplated by the Letter of Intent, the Group I Subscription Agreement, Group II Subscription Agreement, and the Group A Subscription Agreement, none of the Reporting Persons has effected any transactions in the Common Stock during the past sixty days.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

Please see Item 3 above for a description of the Letter of Intent, the Securities Purchase Agreement, the Group I Assignment, the Group II Assignment, the Group A Assignment, the Group I Subscription Agreement, the Group II Subscription Agreement, and the Group A Subscription Agreement.

The respective members of Investment Group I, Investment Group II, Investment Group A, and Samoa are parties to oral limited liability company agreements with respect thereto.

Except as described above, and except for the joint filing agreement among the Reporting Persons attached hereto as Exhibit 5, none of the Reporting Persons is a party to any contract, arrangement, understanding, or relationship required to be described pursuant to Item 6 of Schedule 13D.

ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS

           Exhibit               1. Letter of intent, dated as of April 8, 1999,
                                 between   Environmental   Remediation   Holding
                                 Corporation and ERHC Investment Group, Inc.

           Exhibit 2. Subscription agreement, dated as of April 27, 1999, and delivered and effective on May 14, 1999, between Environmental Remediation Holding Corporation and ERHC Investment Group LLC.

           Exhibit 3. Subscription agreement, dated as of April 27, 1999, and delivered and effective on May 14, 1999, between Environmental Remediation Holding Corporation and ERHC Investment Group II LLC.

           Exhibit 4. Subscription agreement, dated as of April 27, 1999, and delivered and effective on May 14, 1999, between Environmental Remediation Holding Corporation and ERHC Investment Group A LLC.

           Exhibit 5. Joint filing agreement, dated as of May 21, 1999, between ERHC Investment Group LLC, ERHC Investment Group II LLC, ERHC Investment Group A LLC, Samoa LLC, Ernest D. Chu, Rene Eichenberger, Daniel Levin, Gregg Srinivasan, Howard D. Talks, and Noreen G.
                                 Wilson.

                                   SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete, and correct.

                                             ERHC INVESTMENT GROUP LLC

Dated May 21, 1999:                           By: /s/ Howard D. Talks
                                              -----------------------
                                                   Howard D. Talks
                                                   Managing Member

                                             ERHC INVESTMENT GROUP II LLC

Dated May 21, 1999:                          By: /s/ Howard D. Talks
                                             --------------------------
                                                   Howard D. Talks
                                                   Managing Member

                                             ERHC INVESTMENT GROUP A LLC

                                             By:  ERHC INVESTMENT GROUP II LLC

Dated May 21, 1999:                          By: /s/ Howard D. Talks
                                             -----------------------------------
                                                   Howard D. Talks
                                                   Managing Member

                                             SAMOA LLC

Dated May 21, 1999:                          By: /s/ Daniel Levin
                                             -----------------------------------
                                                  Daniel Levin
                                                  Member

                                            /s/ ERNEST D. CHU
Dated May 21, 1999:                         ------------------------------------
                                            ERNEST D. CHU

                                            /s/ RENE EICHENBERGER
Dated May 21, 1999:                         ------------------------------------
                                            RENE EICHENBERGER

                                           /s/ DANIEL LEVIN
Dated May 21, 1999:                        -------------------------------------
                                            DANIEL LEVIN

                                            /s/ GREGG SRINIVASAN
Dated May 21, 1999:                         ------------------------------------
                                            GREGG SRINIVASAN

                                            /s/ HOWARD D. TALKS
Dated May 21, 1999:                         ------------------------------------
                                            HOWARD D. TALKS

                                            /s/ NOREEN G. WILSON
Dated May 21, 1999:                         ------------------------------------
                                            NOREEN G. WILSON

                                LETTER OF INTENT

April 8, 1999

Environmental Remediation Holding Corporation
1686 General Mouton Avenue
Lafayette, LA  70508

Attention:  James R. Callender, President

Dear Mr. Callender:

This letter (the "Letter of Intent") and the attached Term Sheet (which is an integral part hereof) sets forth the general terms of the proposed transactions in which ERHC Investment Group, Inc. and its affiliates and assigns (the "Purchasers") will invest in Environmental Remediation Holding Corporation (the "Company").

This Letter of Intent is not intended to be binding on either the Purchasers or the Company, except for the respective obligations of the parties in the following six paragraphs, and will be superseded in its entirety upon the execution of a definite Securities Purchase Agreement and related agreements referenced in the attached Term Sheet.

If the Board of Directors of the Company approves the transactions contemplated by this Letter of Intent, this Letter of Intent will be binding on the Company subject to obtaining appropriate approval of the stockholders and convertible noteholders (if required), of the Company, which the Company will endeavor to obtain.

If the Board of Directors of the Company approves the transactions contemplated by this Letter of Intent as set forth in the attached Term Sheet, the Purchasers will be obligated to make the investment on the terms and conditions set forth in the Term Sheet; subject to the execution of definitive agreements satisfactory to the Purchasers, including a Securities Purchase Agreement, and subject to obtaining appropriate approval of the stockholders and convertible noteholders (if required), of the Company.

After the execution of this Letter of Intent by you and pending the preparation and execution of the Securities Purchase Agreement and thereafter until the Closing, the Company will give the Purchasers and their representatives full access to the premises and management personnel of the Company and to all accounting, financial and other records applicable to the Company and will furnish the Purchasers all information with respect to the business and affairs of the Company as the Purchasers may reasonably request. In the event the transactions contemplated hereby are not consummated, (i) the Purchasers and their representatives will return all documents, contracts, and papers received from the Company and any copies thereof, (ii) will not disclose to any third person or to the public any of such information, and (iii) each party, including, without limitation, parties which have accepted and agreed to this Letter of Intent, will execute a general release in favor of the Purchasers from any and all liabilities related to transactions contemplated by this Letter of Intent and the attached Term Sheet.

As material inducement to the Purchasers to commit the financial and other resources necessary to conduct their investigations and prepare and negotiate the agreements contemplated by the Term Sheet, the Company covenants and agrees that none of the Company or the Company's affiliates, agents or representatives shall, directly or indirectly, entertain any proposals or offers from, or enter into any negotiations, discussions, or agreements with, or provide any other person with any information in connection with a merger or consolidation, or a sale of any material portion of the assets or equity or debt securities of the Company from the date of this Letter of Intent until May 30, 1999, or such earlier date as the Purchasers advise the Company in writing that they no longer intend to proceed with an investment in the Company.

Any and all announcements and publicity releases prior to the Closing which relate to the investment contemplated hereby shall be subject to the parties' mutual approval. This proposal for investment in the Company, as it may be modified from time to time, will be held in confidence by the Company and shall not be disclosed to any third party without the Purchasers' prior written consent.

If the foregoing is acceptable to you, kindly acknowledge your agreement by executing this letter where indicated below before April 9, 1999.

                                             Sincerely,

                                             ERHC Investment Group, Inc.

                                             By: /s/ HOWARD TALKS, PRES.
                                             ---------------------------
                                             HOWARD D. TALKS, PRESIDENT

Date:    April 8, 1999

ACCEPTED AND AGREED:

Environmental Remediation Holding Corp.

By: /s/    JAMES R. CALLENDER, SR.                    Date:    April 9, 1999
           ------------------------------             -----    -------------
           JAMES R. CALLENDER, PRESIDENT

By: /s/    JAMES R. CALLENDER, SR.                    Date:    April 9, 1999
           ------------------------------             -----    -------------
           JAMES R. CALLENDER

By: /s/    SAM L. BASS, JR.                           Date:
           ------------------------------
           SAM L. BASS, JR.

By: /s/    JAMES A. GRIFFIN                           Date:    April 8, 1999
           ------------------------------             -----    -------------
           JAMES A. GRIFFIN

By: /s/    KEN WATERS                                 Date:    April 8, 1999
           ------------------------------             -----    -------------
           KEN WATERS

By: /s/    ROBERT MCKNIGHT                            Date:    April 8, 1999
           ------------------------------             -----    -------------
           ROBERT MCKNIGHT

By:                                                   Date:

           WILLIAM BEATON

By:                                                   Date:

           AL COTTON

By: /s/    RICHARD MAGAR                              Date:    April 9, 1999
           ------------------------------             -----    -------------
           RICHARD MAGAR

                                   TERM SHEET
                               TERMS PROPOSED FOR
                   INVESTMENT BY ERHC INVESTMENTS GROUP, INC.
                                       IN
                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

This term sheet summarizes the proposed principle terms of the investment by ERHC Investment Group, Inc. in Environmental Remediation Holding Corp. It is based upon the fact that ERHC Investment Group, Inc. has been advised the Existing Board of Directors has taken certain actions regarding affiliated transactions and rescinded certain minutes. This term sheet is made in reliance upon such changes as noted herein.

I.         INVESTMENT

Issuer:             Environmental    Remediation    Holding   Corporation   (the
                    "Company")

Purchasers:ERHC     Investment  Group,  Inc.  and  its  affiliates  and  assigns
                    (collectively, the "Purchasers")

Security:           The  Company  will issue to the  Purchaser  Shares of Common
                    Stock (the "Common  Shares") to be issued in installments as the  Purchase  Price is paid,  which in the  aggregate  will equal 51% of the voting  capital  stock of the  Company on a
                    fully   diluted  basis   assuming  the   conversion  of  all
                    outstanding options, warrants and other convertible notes and securities outstanding of the date of the issuance of the Common Shares (including all stock and warrants to be issued to other parties as contemplated in the Term Sheet).

Share Holder:       The Company  will take all actions  reasonably  necessary to
 Ratification       promptly  hold a  stockholders  meeting  for the  purpose of obtaining shareholder ratification following the closing of the Term Sheet.

Assignment of       ERHC Investment Group, Inc. has the right to assign any part
 Rights:            of the right to  purchase  Common  Stock to  affiliates  and other assigns who shall together  constitute the Purchasers.
                    Assignment of such shares will be contingent upon assumption of pro rata obligations under any Investment Documents (as defined below)

Purchase Price:     Aggregate  of  three  million   ($3,000,000)   dollars  (the
                    "Purchase Price")

                    Payment of Purchase Price: 1. The Purchase Price will be payable to the Company in installments as follows: 165,000 at the initial closing and the balance of the $835,000 to be invested as needed from and after the Closing to pay agreed portion of liabilities, including accrued salaries, and for working capital.

                    2. After Closing and upon approval by Purchaser and Purchasers' counsel of agreements with the Democratic Republic of Sao Tome and Principe ("Sao Tome") $1,000,000 will be delivered to the Escrow Account on behalf of the Company for the benefit and release of the Government of Sao Tome pursuant to the terms of an Escrow Agreement.

                    3. $1,000,000 to the Company upon approval by Sao Tome and execution of Production Sharing Agreement between Mobil Oil Corporation, STPETRO, Sao Tome and the Company, providing for a 5% royalty override to the Company.

Capital Structure:  Upon Consummation of the Closing Date (defined herein),  the capital structure of the Company on a fully diluted basis (with corresponding voting interests) will be as follows:

                    Purchaser                                          51%

                    Existing investors, shareholders,
                    noteholders and existing directors
                    and employees (including shares and
                    warrants which may be issued or granted
                    as contemplated in the Term Sheet)                 49%*

               *    Subject to  dilution  only if the Company  issues  equity to
                    Procura  Financial   Consultants  c.c.  in  connection  with
                    settlement.

Issuance of Shares: Common Shares will be issued and delivered to the Purchaser as follows:


                    1. Upon the total investment of $1,000,000 to be invested as needed from and after the Initial Closing, the following amounts will be issued on pro rata basis as invested: 15%

                    2. Upon the investment of $1,000,000 to be paid to the Government of Sao Tome: 15%

                    3. Upon the approval of the Production Sharing Agreement an additional investment of $1,000,000: 15%

                    4. Purchaser within 10 days of making the final investment for a total of $3,000,000 will receive the final 6% for a total of 51% of the voting capital stock of the Company on a fully diluted basis assuming the conversion of all outstanding options, warrants and other convertible notes and securities outstanding of the date of the issuance of the Common Shares (including all stock and warrants to be issued to other parties as contemplated in the Term Sheet)

Initial Closing     The Initial  Closing for issuance of the Common  Shares will
 Date:              be on or before April 19, 1999 unless otherwise  extended by the parties, subject only to the satisfaction of the "Conditions to the Initial Closing" set forth in the Term
                    Sheet (the "Initial Closing Date")

Final Closing Date: The Final  Closing  will be upon the signing of the Security
                    Purchase Agreement, Registration Rights Agreement and such instruments or documents necessary to close the transaction but no later than 90 days from the date of the Initial Closing Date (the "Closing Date")

Board of Directors: Upon  approval by the  Existing  Board of  Directors  of the
                    Company of this transaction contemplated by this Term Sheet and the issuance of Common Shares on the Initial Closing Date (i) The Existing Board of Directors shall cause all of the officers of Company to resign as such date, and (ii) the Purchaser shall have the right to cause any three members of the current Board of Directors to resign and to fill such vacancies with three new Board Members designated by Purchasers. On the Closing Date, the Purchaser will have the right to cause the remaining four members of the then current Board of Directors not designated by the Purchaser to resign and fill such vacancies with four new Board Members designated by Purchaser.

Existing Board Simultaneous with the Initial Closing Date the Company will And Employees: enter into appropriate consulting or settlement agreements which contain an issuance of Common Stock or warrants to purchase shares of Common Stock pursuant to acceptable terms and conditions and seek releases when appropriate with the following individuals.

                         Mr. Sam L. Bass Jr.
                         Mr. James R. Callender
                         Mr. Richard Magar
                         Mr. James Griffin
                         Mr. Robert McKnight
                         Mr. Al Cotton
                         Mr. Ken Waters
                         Mr. Tom Wilson
                         Mr. William Beaton
                         Mr. Nando Rita

                    Existing board members will be allowed to keep the shares of stock issued for service rendered and not otherwise rescinded subject to the standard restrictive share provision.

Employees:          Effective as of the Initial  Closing Date,  the Company will as a part of such closing have or will provide severance agreements for the following employees and consultants and they will provide a general release for the benefit of the Company.

                         Ms. Linda Mier
                         Ms. Karen Bajat
                         Mr. George Lablanc
                         Mr. Charles Briely
                         Mr. Gerry Graham
                         Mr. Ed Wilkerson
                         Ms. Dale Smith
                         Ms. Jennifer Riggs
                         Ms. Barbara Roth
                         Mr. Mark Herpin
                         Mr. Wade Williams


Miscellaneous:      Steve Durland CPA will be paid $75,000 within 30 days of the initial closing on the outstanding bill. The remainder of the bill will be paid over the next six months in accordance with the attached schedule.

                    Mintmire  &   Associates   will  be  paid   $50,000  of  the
                    outstanding bill within 30 days of the initial closing.

                    The remainder of the accounts payable will be reviewed and a payment schedule set-up within 30 days of the initial closing. The Company to provide ERHC Investment Group, Inc. and the Accounting firm a final copy of all ERHC/BAPCO payables. The Existing Board will confirm that the payables are true and correct to the best of their knowledge.

Prior Actions Taken
By the Existing
Board Of Directors: 1. The Board  realigned  the assets in its  subsidiary  Bass
                    American Petroleum ("BAPCO") and transferred BAPCO as realigned to Mr. Bass or his assigns in exchange for the return of 4,000,000 million shares of ERHC Common Stock originally issued to him or his assigns as part of the purchase of BAPCO. Mr. Bass will provide releases in connection with the above action.

                    2. The Board rescinded the acquisition of the environmental equipment from Bass World Wide Services in exchange for the 744,000 shares of ERHC Common Stock issued to Mr. Bass and agrees to return the equipment to him or his assign. Mr. Bass will provide releases in connection with the above transactions.

                    3. The Board rescinded the acquisition of the Chevron Agreement from Bass Environmental Services in exchange for the 3,000,000 million shares of ERHC Common Stock issued to Mr. Bass or his assigns and ERHC agrees to return the Chevron Contract to Mr. Bass or his assigns. Mr. Bass will provide releases in connection with the above transaction.

                    4. The Board placed a stop of the 200,000 shares of stock issued to MYTEC & Associates.

                    5. The Board rescinded the distribution of a portion of the 5% royalty override interest granted on February 11, 1999 and did not ratify the supplement to its counsels' retainer agreement covering a portion of the distribution. The above parties will provide releases in connection with the above transaction.

                    6. The Board rescinded (i) the conditional issuance of 3,000,000 shares of Common Stock to Bass, Griffin and Wilson dated June 2, 1997. The above parties will provide releases in connection with the above transaction; (ii) the Board rescinded the conditional issuance granted relative to the MIII Agreement dated July of 1997. The parties to this transaction will provide releases in connection with the transaction; (iii) the Board rescinded the suspension of James Griffin from the Board.

                    7. The Board re-approved the issuance of 2,000,000 million shares each of ERHC common stock to Bass, Griffin, Noreen Wilson and Jim Callender in consideration of the formation and legislative adoption of STPETRO and the execution of the Mobil T.A.A. Agreement.

Conditions to
Investment:         The Initial Closing Date shall be conditioned upon

                    (A) the execution and delivery of the standstill agreement by a majority of the noteholders entitled to amend in favor of the Company and the Purchaser which provides a standstill and ending October 15, 1999 in respect to certain matters, including but not limited to the conversion of stock, acceleration, collection, bankruptcy or foreclosures; and
                    (ii) the modification of the convertible noteholders to modify the conversion formula of the notes to a floor of $.25 per share to the purchase price and waiver of any and all antidilution provisions or preemptive rights. (B) The execution and delivery by the Company of a letter representing and warranting as to the capital structure and providing indemnity to the Purchasers; and (C) Resolutions of the Existing Board of Directors approving and authorization of the transactions contemplated by this Term Sheet and all actions required to be taken as conditions to the Initial Closing as set forth herein.

Conditions to
 Investment:        The  Closing  Date  shall  be   conditioned   upon  (A)  the
                    negotiation   and   execution   of   mutually   satisfactory
                    definitive   investment   agreements  reflecting  the  terms
                    hereof,   including   a   Securities   Purchase   Agreement,
                    Registration  Rights Agreement and such other instruments or documents  necessary by the  Purchasers to consummate  their investment  (the  "Investment  Documents")  each  containing
                    appropriate   representations,    warranties,    conditions,
                    covenants and indemnities;  (B) completion by the Purchasers
                    of   their   business,    tax,    accounting,    regulatory,
                    environmental, legal and other due diligence reviews shall have been satisfactory to the Purchasers; (C) receipt of all necessary governmental and regulatory approval and consents if any from third parties necessary to consummate the transactions.

                    In addition, the Company gives the Purchasers permission to open discussions during the due diligence period prior to closing date with STPETRO, DRSTP, Mobil Oil, Procura and Shareholders.

                    If the Closing Date shall not occur as contemplated in this Term Sheet, the Company shall issue to the Purchaser Common Stock based on a $5,882,352.90 valuation of the Company as adjusted by the Prior Action of the Board and upon which this Term Sheet is in reliance.

Fees and Expenses:  At the Closing,  the Company  shall  reimburse the Purchaser for all reasonable fees and expenses incurred by each of them in connection with their proposed investment in the Company.

Date of Acceptance: On or before April 9, 1999.

                            ERHC INVESTMENT GROUP LLC
                             c/o Corporate Builders
                       777 South Flagler Drive, Suite 909
                         West Palm Beach, Florida 33401

                              As of April 27, 1999

Environmental Remediation
Holding Corporation
3-5 Aubry Lane
Oyster Bay, New York  11753
Attention:  President

Re:   Subscription Agreement

Ladies and Gentlemen:

We refer to the letter of intent, dated as of April 8, 1999 (the "Letter of Intent"), between ERHC Investment Group, Inc., a corporation organized under the laws of the State of Florida ("Investment Group Inc."), and Environmental Remediation Holding Corporation, a corporation organized under the laws of the State of Colorado (the "Company"), pursuant to which the Company agreed, among other things: (i) to issue to Investment Group Inc. or its assignees in one or more transactions validly issued, fully paid, and nonassessable shares (the "Shares") of common stock, par value $.0001 per share, of the Company (the "Common Stock") representing fifty-one percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent; and (ii) to enter into a definitive securities purchase agreement (the "Securities Purchase Agreement") with respect to such issuances of Common Stock. This letter agreement (as amended, supplemented, or otherwise modified from time to time, this "Agreement"), is intended to set forth the mutual understanding and agreement between ERHC Investment Group LLC, a limited liability company organized under the laws of the State of Delaware ("Investor"), the assignee of all of Investment Group Inc.'s rights under the Letter of Intent, and the Company regarding Investor's initial subscription for a portion of the Shares prior to the execution and delivery of the Securities Purchase Agreement by the parties thereto. In consideration of the respective agreements, covenants, representations, and warranties hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Investor hereby irrevocably subscribes for the portion of the Shares (the "Initial Shares") representing twenty-one percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent, and Investor shall pay therefor in lawful money of the United States of America in one or more installments from time to time after the date hereof $210,000 in the aggregate (the "Purchase Price"). The unpaid amount of the Purchase Price at any time outstanding shall bear interest at the "applicable federal rate" per annum (as such term is used for purposes of Section 1274(d) of the Internal Revenue Code of the United States of America) as in effect on the date hereof. Upon payment in full of the Purchase Price and all accrued interest, the Company shall issue to Investor the Initial Shares, and shall deliver or cause to be delivered to Investor a certificate or certificates evidencing such Initial Shares.

Upon the execution and delivery of the Securities Purchase Agreement, the terms and provisions of the Securities Purchase Agreement shall apply to the Initial Shares subscribed for and purchased hereby, and the other transactions contemplated by this Agreement.

Notwithstanding anything to the contrary contained herein, if the Final Closing (as defined in the Letter of Intent) has not occurred within ninety days after the date hereof, Investor shall surrender to the Company for cancellation that number of the Initial Shares such that, after giving effect to such surrender, the remaining Initial Shares held by Investor would represent 3.57 percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent.

As an inducement to the Company to enter into this Agreement, Investor hereby represents and warrants to the Company that:

                    (i) Investor has duly executed and delivered this agreement, and (assuming due execution and delivery by the Company) this agreement constitutes a legal, valid, and binding obligation of Investor, enforceable against Investor in accordance with its terms;

                    (ii) Investor's execution, delivery, and performance hereof do not and will not: (A) violate or conflict with Investor's certificate of formation or similar organizational
                    documents,   or  any  law  or  any  order,  writ,  judgment,
                    injunction, decree, stipulation, determination, or award entered by or with any governmental authority and applicable to Investor; (B) violate or infringe upon any rights of any person; or (C) require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; and

                    (iii) Investor understands that the Initial Shares have not been registered under the Securities Act of 1933, as amended, or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom.

                    As an inducement to Investor to enter into this Agreement, the Company hereby represents and warrants to Investor as follows:

                    (i) The Company has duly executed and delivered this agreement, and (assuming due execution and delivery by Investor) this agreement constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                    (ii) The Company's execution, delivery, and performance hereof do not and will not: (A) violate or conflict with the Company's articles of incorporation or by-laws or similar organizational documents, or any law or any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any governmental authority and applicable to the Company; (B) violate or infringe upon any rights of any person; or (C) require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; and

                    (iii) Upon issuance, the Initial Shares will be validly issued, fully paid, and nonassessable and will not be subject to any preemptive rights, and will represent not less than twenty-one percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent.

                    No amendment hereof or supplement or other modification hereto, and no consent to, or waiver, discharge, or release of, any term or provision or breach hereof, shall be valid or effective unless such amendment, supplement, or other modification, or such consent, waiver, discharge, or release, is in writing, expressly refers hereto, and is signed by the party to be bound thereby.

If any term or other provision hereof is determined by any court of competent jurisdiction to be invalid, illegal, or unenforceable in whole or in part by reason of any applicable law or public policy, and such determination becomes final and nonappealable, such term or other provision shall remain in full force and effect to the fullest extent permitted by law, and all other terms and provisions hereof shall remain in full force and effect in their entirety.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Each party hereto hereby unconditionally and irrevocably waives all right to trial by jury in any action, suit, or proceeding (whether based on contract, tort, or otherwise) based upon, resulting from, arising out of, or relating to this Agreement or any transaction or agreement contemplated hereby.

This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement with the same effect as if such signatures were upon the same instrument.

Delivery of an executed counterpart hereof via telecopier shall be as effective as delivery of a manually executed counterpart hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please evidence your acknowledgment of and agreement to the foregoing by executing and delivering to Levin & Srinivasan LLP, counsel to the undersigned, by telecopier at (212) 957-4565 a counterpart hereof.

                                            Very truly yours,

                                            ERHC INVESTMENT GROUP LLC

                                            By: /s/ HOWARD D. TALKS
                                            ------------------------------------
                                                 Howard D. Talks
                                                 Member

ACKNOWLEDGED AND AGREED
as of April 27, 1999:

ENVIRONMENTAL REMEDIATION
HOLDING CORPORATION

By: /s/ JAMES A. GRIFFIN
------------------------
Name: James A. Griffin
Title: Secretary

                          ERHC INVESTMENT GROUP II LLC
                             c/o Corporate Builders
                       777 South Flagler Drive, Suite 909
                         West Palm Beach, Florida 33401

                              As of April 27, 1999

Environmental Remediation
Holding Corporation
3-5 Aubry Lane
Oyster Bay, New York  11753
Attention:  President

Re:   Subscription Agreement

Ladies and Gentlemen:

We refer to the letter of intent, dated as of April 8, 1999 (the "Letter of Intent"), between ERHC Investment Group, Inc., a corporation organized under the laws of the State of Florida ("Investment Group Inc."), and Environmental Remediation Holding Corporation, a corporation organized under the laws of the State of Colorado (the "Company"), pursuant to which the Company agreed, among other things: (i) to issue to Investment Group Inc. or its assignees in one or more transactions validly issued, fully paid, and nonassessable shares (the "Shares") of common stock, par value $.0001 per share, of the Company (the "Common Stock") representing fifty-one percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent; and (ii) to enter into a definitive securities purchase agreement (the "Securities Purchase Agreement") with respect to such issuances of Common Stock. This letter agreement (as amended, supplemented, or otherwise modified from time to time, this "Agreement"), is intended to set forth the mutual understanding and agreement between ERHC Investment Group II LLC, a limited liability company organized under the laws of the State of Delaware ("Investor"), the assignee of certain of Investment Group Inc.'s rights under the Letter of Intent, and the Company regarding Investor's subscription for a portion of the Shares prior to the execution and delivery of the Securities Purchase Agreement by the parties thereto. In consideration of the respective agreements, covenants, representations, and warranties hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Investor hereby irrevocably subscribes for the portion of the Shares (the "Group II Shares") representing 27.195 percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent, and Investor shall pay therefor in lawful money of the United States of America in one or more installments from time to time after the date hereof in accordance with the terms and conditions of the Letter of Intent $2,625,000 in the aggregate (the "Purchase Price"). Notwithstanding anything to the contrary contained herein, the obligations of Investor and the Company hereunder shall be subject in all respects to the execution and delivery of the Securities Purchase Agreement and the other terms and conditions of the Letter of Intent.

As an inducement to the Company to enter into this Agreement, Investor hereby represents and warrants to the Company that:

                    (i) Investor has duly executed and delivered this agreement, and (assuming due execution and delivery by the Company) this agreement constitutes a legal, valid, and binding obligation of Investor, enforceable against Investor in accordance with its terms;

                    (ii) Investor's execution, delivery, and performance hereof do not and will not: (A) violate or conflict with Investor's certificate of formation or similar organizational
                    documents,   or  any  law  or  any  order,  writ,  judgment,
                    injunction, decree, stipulation, determination, or award entered by or with any governmental authority and applicable to Investor; (B) violate or infringe upon any rights of any person; or (C) require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; and

                    (iii) Investor understands that the Group II Shares have not been registered under the Securities Act of 1933, as amended, or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom.

                    As an inducement to Investor to enter into this Agreement, the Company hereby represents and warrants to Investor as follows:

                    (i) The Company has duly executed and delivered this agreement, and (assuming due execution and delivery by Investor) this agreement constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                    (ii) The Company's execution, delivery, and performance hereof do not and will not: (A) violate or conflict with the Company's articles of incorporation or by-laws or similar organizational documents, or any law or any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any governmental authority and applicable to the Company; (B) violate or infringe upon any rights of any person; or (C) require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; and

                    (iii) Upon issuance, the Group II Shares will be validly issued, fully paid, and nonassessable and will not be subject to any preemptive rights, and will represent not less than 27.195 percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent.

                    No amendment hereof or supplement or other modification hereto, and no consent to, or waiver, discharge, or release of, any term or provision or breach hereof, shall be valid or effective unless such amendment, supplement, or other modification, or such consent, waiver, discharge, or release, is in writing, expressly refers hereto, and is signed by the party to be bound thereby.

If any term or other provision hereof is determined by any court of competent jurisdiction to be invalid, illegal, or unenforceable in whole or in part by reason of any applicable law or public policy, and such determination becomes final and nonappealable, such term or other provision shall remain in full force and effect to the fullest extent permitted by law, and all other terms and provisions hereof shall remain in full force and effect in their entirety.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Each party hereto hereby unconditionally and irrevocably waives all right to trial by jury in any action, suit, or proceeding (whether based on contract, tort, or otherwise) based upon, resulting from, arising out of, or relating to this Agreement or any transaction or agreement contemplated hereby.

This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement with the same effect as if such signatures were upon the same instrument.

Delivery of an executed counterpart hereof via telecopier shall be as effective as delivery of a manually executed counterpart hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please evidence your acknowledgment of and agreement to the foregoing by executing and delivering to Levin & Srinivasan LLP, counsel to the undersigned, by telecopier at (212) 957-4565 a counterpart hereof.

                                            Very truly yours,

                                            ERHC INVESTMENT GROUP II LLC

                                            By: /s/ HOWARD D. TALKS
                                            -----------------------
                                                Howard D. Talks
                                                Managing Member

ACKNOWLEDGED AND AGREED
as of April 27, 1999:

ENVIRONMENTAL REMEDIATION
HOLDING CORPORATION

By: /s/ JAMES A. GRIFFIN
------------------------
Name: James A. Griffin
Title: Secretary

                           ERHC INVESTMENT GROUP A LLC
                             c/o Corporate Builders
                       777 South Flagler Drive, Suite 909
                         West Palm Beach, Florida 33401

                              As of April 27, 1999

Environmental Remediation
Holding Corporation
3-5 Aubry Lane
Oyster Bay, New York  11753
Attention:  President

Re:   Subscription Agreement

Ladies and Gentlemen:

We refer to the letter of intent, dated as of April 8, 1999 (the "Letter of Intent"), between ERHC Investment Group, Inc., a corporation organized under the laws of the State of Florida ("Investment Group Inc."), and Environmental Remediation Holding Corporation, a corporation organized under the laws of the State of Colorado (the "Company"), pursuant to which the Company agreed, among other things: (i) to issue to Investment Group Inc. or its assignees in one or more transactions validly issued, fully paid, and nonassessable shares (the "Shares") of common stock, par value $.0001 per share, of the Company (the "Common Stock") representing fifty-one percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent; and (ii) to enter into a definitive securities purchase agreement (the "Securities Purchase Agreement") with respect to such issuances of Common Stock. This letter agreement (as amended, supplemented, or otherwise modified from time to time, this "Agreement"), is intended to set forth the mutual understanding and agreement between ERHC Investment Group A LLC, a limited liability company organized under the laws of the State of Delaware ("Investor"), the assignee of certain of Investment Group Inc.'s rights under the Letter of Intent, and the Company regarding Investor's initial subscription for a portion of the Shares prior to the execution and delivery of the Securities Purchase Agreement by the parties thereto. In consideration of the respective agreements, covenants, representations, and warranties hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Investor hereby irrevocably subscribes for the portion of the Shares (the "Initial Shares") representing 2.805 percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent, and Investor shall pay therefor in lawful money of the United States of America contemporaneously herewith $165,000 in the aggregate (the "Purchase Price"). Upon payment in full of the Purchase Price, the Company shall issue to Investor the Initial Shares, and shall deliver or cause to be delivered to Investor a certificate or certificates evidencing such Initial Shares.

Upon the execution and delivery of the Securities Purchase Agreement, the terms and provisions of the Securities Purchase Agreement shall apply to the Initial Shares subscribed for and purchased hereby, and the other transactions contemplated by this Agreement.

As an inducement to the Company to enter into this Agreement, Investor hereby represents and warrants to the Company that:

                    (i) Investor has duly executed and delivered this agreement, and (assuming due execution and delivery by the Company) this agreement constitutes a legal, valid, and binding obligation of Investor, enforceable against Investor in accordance with its terms;

                    (ii) Investor's execution, delivery, and performance hereof do not and will not: (A) violate or conflict with Investor's certificate of formation or similar organizational
                    documents,   or  any  law  or  any  order,  writ,  judgment,
                    injunction, decree, stipulation, determination, or award entered by or with any governmental authority and applicable to Investor; (B) violate or infringe upon any rights of any person; or (C) require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; and

                    (iii) Investor understands that the Initial Shares have not been registered under the Securities Act of 1933, as amended, or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom.

                    As an inducement to Investor to enter into this Agreement, the Company hereby represents and warrants to Investor as follows:

                    (i) The Company has duly executed and delivered this agreement, and (assuming due execution and delivery by Investor) this agreement constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                    (ii) The Company's execution, delivery, and performance hereof do not and will not: (A) violate or conflict with the Company's articles of incorporation or by-laws or similar organizational documents, or any law or any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any governmental authority and applicable to the Company; (B) violate or infringe upon any rights of any person; or (C) require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; and

                    (iii) Upon issuance, the Initial Shares will be validly issued, fully paid, and nonassessable and will not be subject to any preemptive rights, and will represent not less than 2.805 percent of the issued and outstanding capital stock of the Company on a fully-diluted basis after giving effect to all of the transactions contemplated by the Letter of Intent.

                    No amendment hereof or supplement or other modification hereto, and no consent to, or waiver, discharge, or release of, any term or provision or breach hereof, shall be valid or effective unless such amendment, supplement, or other modification, or such consent, waiver, discharge, or release, is in writing, expressly refers hereto, and is signed by the party to be bound thereby.

If any term or other provision hereof is determined by any court of competent jurisdiction to be invalid, illegal, or unenforceable in whole or in part by reason of any applicable law or public policy, and such determination becomes final and nonappealable, such term or other provision shall remain in full force and effect to the fullest extent permitted by law, and all other terms and provisions hereof shall remain in full force and effect in their entirety.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Each party hereto hereby unconditionally and irrevocably waives all right to trial by jury in any action, suit, or proceeding (whether based on contract, tort, or otherwise) based upon, resulting from, arising out of, or relating to this Agreement or any transaction or agreement contemplated hereby.

This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement with the same effect as if such signatures were upon the same instrument.

Delivery of an executed counterpart hereof via telecopier shall be as effective as delivery of a manually executed counterpart hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please evidence your acknowledgment of and agreement to the foregoing by executing and delivering to Levin & Srinivasan LLP, counsel to the undersigned, by telecopier at (212) 957-4565 a counterpart hereof.

                                            Very truly yours,

                                            ERHC INVESTMENT GROUP A LLC

                                            By:  ERHC INVESTMENT GROUP II LLC,
                                                   as managing member

                                            By: /s/ HOWARD D. TALKS
                                            ------------------------------------
                                                    Howard D. Talks
                                                    Managing Member

ACKNOWLEDGED AND AGREED
as of April 27, 1999:

ENVIRONMENTAL REMEDIATION
HOLDING CORPORATION

By: /s/ JAMES A. GRIFFIN
------------------------
Name: James A. Griffin
Title: Secretary

                             JOINT FILING AGREEMENT

Each of the undersigned hereby agree that the statement on Schedule 13D, dated May 21, 1999 (the "Statement"), with respect to the common stock, par value $.0001 per share, of Environmental Remediation Holding Corporation, is, and any amendments thereto by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with Rule 13d-1 promulgated under the Securities Exchange Act of 1934, as amended, and that this agreement shall be included as an exhibit to the Statement and each such amendment. Each of the undersigned hereby agree that it is responsible for the timely filing of the Statement and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed this agreement as of May 21, 1999.

                                           ERHC INVESTMENT GROUP LLC

Dated May 21, 1999:                        By: /s/ HOWARD D. TALKS
                                           -------------------------------------
                                                   Howard D. Talks
                                                   Managing Member

                                           ERHC INVESTMENT GROUP II LLC

Dated May 21, 1999:                        By: /s/ HOWARD D. TALKS
                                           -------------------------------------
                                                   Howard D. Talks
                                                   Managing Member

                                           ERHC INVESTMENT GROUP A LLC

                                           By:  ERHC INVESTMENT GROUP II LLC

Dated May 21, 1999:                        By: /s/ HOWARD D. TALKS
                                           -------------------------------------
                                                    Howard D. Talks
                                                    Managing Member

                                           SAMOA LLC

Dated May 21, 1999:                        By: /s/ DANIEL LEVIN
                                           -------------------------------------
                                                    Daniel Levin
                                                    Member

Dated May 21, 1999:                            /s/ ERNEST D. CHU
                                           -------------------------------------
                                                    ERNEST D. CHU

Dated May 21, 1999:                            /s/ RENE EICHENBERGER
                                           -------------------------------------
                                                    RENE EICHENBERGER

Dated May 21, 1999:                            /s/ DANIEL LEVIN
                                           -------------------------------------
                                                    DANIEL LEVIN

Dated May 21, 1999                             /s/ GREGG SRINIVASAN
                                           -------------------------------------
                                                    GREGG SRINIVASAN

Dated May 21, 1999:                            /s/ HOWARD D. TALKS
                                           -------------------------------------
                                                    HOWARD D. TALKS

Dated May 21, 1999:                            /s/ NOREEN G. WILSON
                                           -------------------------------------
                                                    NOREEN G. WILSON